FOR IMMEDIATE RELEASE McCORMICK REPORTS STRONG FIRST QUARTER PERFORMANCE AND REAFFIRMS 2024 OUTLOOK HUNT VALLEY, Md., March 26, 2024 - McCormick & Company, Incorporated (NYSE:MKC), a global leader in flavor, today reported financial results for the first quarter ended February 29, 2024 and reaffirmed fiscal 2024 outlook. • Sales increased 3% in the first quarter from the year-ago period. In constant currency, sales grew 2% compared to the prior year. • Operating income was $234 million in the first quarter compared to $199 million in the year-ago period. Adjusted operating income was $238 million, a 5% increase from $227 million in the year-ago period. • Earnings per share was $0.62 in the first quarter as compared to $0.52 in the year-ago period. Adjusted earnings per share was $0.63 compared to $0.59 in the year-ago period, reflecting a 7% increase year-over-year. • Cash flow from operations through the first quarter of 2024 was $138 million compared to $103 million in the year-ago period. • For fiscal year 2024, McCormick reaffirmed its sales, operating profit, and adjusted earnings per share outlook. President and CEO's Remarks Brendan M. Foley, President and CEO, stated, “We are pleased to start the year with strong first quarter performance, which reflects the early success of our prioritized investments to drive impactful results. We drove sequential improvement in volumes in our Consumer and Flavor Solutions segments. We remain confident in the sustained trajectory of our business, and in our ability to deliver on our 2024 outlook and our long-term financial objectives. “Our commitment to deliver on our long-term objectives is underpinned by our proven track record, our broad and advantaged global portfolio, our focus on high growth, profitable categories, our alignment with consumer trends, as well as our differentiated heat platform. We continue to prioritize investments in key categories and executing on the initiatives within our growth levers, including brand marketing, new products and packaging, category management, and proprietary technology. We are well positioned with our cost savings programs to fuel investments as well as generate operating margin expansion. “As we look ahead, we are pleased with the momentum we are seeing in the business and continue to expect improved volume performance, which will build throughout the year. Our results for the quarter coupled with our growth plans, give us confidence in achieving the mid to high-end of our projected constant currency sales growth for 2024. Our business fundamentals are strong, and we are confident we will continue to deliver long-term profitable growth and drive value for shareholders. “Lastly, I want to recognize McCormick employees, as they remain the cornerstone of our success. I am grateful for and energized by both their ongoing contributions and the results that they are driving. Importantly, we remain committed to elevating our power of people culture and to building the next generation of leaders and capabilities that will drive our success well into future years.” First Quarter 2024 Results McCormick reported 3% sales growth in the first quarter from the year-ago period, including a 1% favorable impact from currency. Constant currency sales growth reflected a 3% increase from pricing actions, partially offset by a 1% volume and mix decline attributable to the Company’s strategic decisions to discontinue low margin business and divest a small canning business. Underlying volume and product mix was flat compared to the first quarter of the prior year. Gross profit margin expanded 140 basis points versus the first quarter of last year. This expansion was driven by favorable product mix, cost savings led by the Company's Comprehensive Continuous Improvement (CCI) and Global Operating Effectiveness (GOE) programs, and pricing actions that were partially offset by cost inflation. Selling, general, and administrative expenses increased from the year-ago period driven by increases in brand marketing as well as research and development investments, partially offset by CCI-led and GOE cost savings. Operating income increased to $234 million in the first quarter of 2024 compared to $199 million in the first quarter of 2023. Excluding special charges, adjusted operating income was $238 million in the first quarter of 2024 compared to $227 million in the year-ago period. In constant currency, adjusted operating income increased 4% from the year-ago period driven by our sales performance and gross margin expansion partially offset by higher selling, general, and administrative expenses. Earnings per share was $0.62 in the first quarter of 2024 compared to $0.52 in the year-ago period. Special charges lowered earnings per share by $0.01 in the first quarter of 2024 and by $0.07 in the prior year period. Excluding these special charges, adjusted earnings per share was $0.63 in the first quarter of 2024 compared to $0.59 in the year-ago period. This increase was driven by higher adjusted operating income, higher income from unconsolidated operations driven by strong performance by the Company's largest joint venture, McCormick de Mexico, partially offset by a higher adjusted effective tax rate.

Net cash provided by operating activities through the first quarter of 2024 was $138 million compared to $103 million through the first quarter of 2023. The increase was primarily driven by higher operating income and working capital improvements. Fiscal Year 2024 Financial Outlook McCormick's 2024 outlook reflects the Company's commitment to strengthen volume trends and prioritize investments to drive profitable results and return to differentiated volume-led growth as the year progresses. The Company's CCI and GOE programs are fueling growth investments while also driving operating margin expansion. Currency rates are expected to unfavorably impact sales, adjusted operating income and adjusted earnings per share by approximately 1%. In 2024, McCormick expects sales to range between (2)% to 0% compared to 2023, or (1)% to 1% on a constant currency basis. The Company expects a favorable impact from the prior year's pricing actions. Through the power of its brands and its targeted investments, the Company expects to improve volume trends as the year progresses and return to volume growth, absent any new macroeconomic headwinds. The Company's strategic decisions in 2023 to discontinue low margin business and divest a small canning business will impact volume growth in 2024. Operating income in 2024 is expected to grow by 8% to 10% from $963 million in 2023. The Company anticipates approximately $15 million of special charges in 2024 that relate to previous organizational and streamlining actions. Excluding the impact of special charges in 2024 and 2023, adjusted operating income is expected to increase 3% to 5%, or in constant currency 4% to 6%, driven by gross margin expansion partially offset by a significant increase in brand marketing investments. McCormick projects 2024 earnings per share to be in the range of $2.76 to $2.81, compared to $2.52 of earnings per share in 2023. The Company expects special charges to lower earnings per share by $0.04 in 2024. Excluding these impacts in 2024 and 2023, the Company projects 2024 adjusted earnings per share to be in the range of $2.80 to $2.85, compared to $2.70 of adjusted earnings per share in 2023, which represents an expected increase of 4% to 6%, or in constant currency 5% to 7%. For fiscal 2024, the Company expects strong cash flow driven by profit and working capital initiatives and anticipates returning a significant portion of cash flow to shareholders through dividends. Business Segment Results Consumer Segment (in millions) Three months ended 2/29/2024 2/28/2023 Net sales $ 921.5 $ 909.5 Operating income, excluding special charges 176.3 173.4

Consumer segment sales increased 1% from the first quarter of 2023, with minimal currency impact, reflecting a 3% increase from pricing actions partially offset by lower volume of 2%. The lower volume includes a 1% decline attributable to the Company’s strategic decisions to discontinue low margin business. The remaining volume decline was attributable to a slower economic recovery in China and volume declines in prepared food categories, including Frozen and Asian, in the Americas. • Consumer sales in the Americas was comparable to the first quarter of 2023 with minimal impact from currency. Pricing actions were offset by a 3% decline in volume and product mix. This decline was attributable to a 1% decline related to the discontinuation of business to drive margin improvement and volume declines in prepared food categories. • Consumer sales in Europe, Middle East and Africa (EMEA) increased 13% compared to the year-ago period. In constant currency, sales grew 8% with a 5% increase from pricing actions and a 3% increase from higher volume and product mix. In major markets, volume growth was broad based across product categories. • Consumer sales in the Asia-Pacific region (APAC) decreased 7% compared to the year-ago period. In constant currency, sales declined 5% with a 6% volume decline partially offset by a 1% increase from pricing actions. The volume decline was driven by slower demand in China, related to the macro environment. Consumer segment operating income, excluding special charges, increased 2% in the first quarter of 2024 compared to the year-ago period with minimal impact from currency. Pricing actions, cost savings, lower distribution costs, and product mix were partially offset by lower volume and higher brand marketing investments. Flavor Solutions Segment (in millions) Three months ended 2/29/2024 2/28/2023 Net sales $ 681.2 $ 656.0 Operating income, excluding special charges 61.4 53.4 Flavor Solutions segment sales increased 4% from the first quarter of 2023. In constant currency, sales increased 2% including a 1% decline from the canning business divestiture. This increase reflects a 2% increase from pricing actions and a 1% increase from volume, partially offset by the Company’s strategic decisions to discontinue low margin business. • In the Americas, Flavor Solutions sales rose 5% compared to the first quarter of 2023. In constant currency, sales increased 3%, reflecting a 2% increase from pricing actions and 1% growth in volume and product mix. Volume growth was driven by the flavors and branded foodservice product categories.

• The EMEA region's Flavor Solutions sales grew 2% compared to the first quarter of 2023. In constant currency, sales decreased 1% including a 3% decline from the canning divestiture. Pricing actions of 4% were partially offset by a 2% decline in volume, primarily attributable to the pruning of low margin business. • The APAC region's Flavor Solutions sales increased 2% compared to the first quarter of 2023. In constant currency, sales grew 5% reflecting a 4% increase from pricing actions and 1% growth in volume and product mix. Flavor Solutions segment operating income, excluding special charges, grew 15% in the first quarter of 2024 compared to the year-ago period, or 14% in constant currency. This increase was driven by pricing actions, higher volume, favorable product mix, and cost savings, partially offset by the impact of higher research and development, selling, and distribution costs. Non-GAAP Financial Measures The following tables include financial measures of adjusted operating income, adjusted operating income margin, adjusted income tax expense, adjusted income tax rate, adjusted net income and adjusted diluted earnings per share. These represent non-GAAP financial measures, which are prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles. These financial measures exclude the impact of the special charges. Special charges consist of expenses and income, as applicable, associated with certain actions undertaken by the Company to reduce fixed costs, simplify or improve processes, and improve our competitiveness and are of such significance in terms of both up-front costs and organizational/structural impact to require advance approval by our Management Committee. Expenses associated with the approved actions are classified as special charges upon recognition and monitored on an on-going basis through completion. We believe that these non-GAAP financial measures are important. The exclusion of the items noted above provides additional information that enables enhanced comparisons to prior periods and, accordingly, facilitates the development of future projections and earnings growth prospects. This information is also used by management to measure the profitability of our ongoing operations and analyze our business performance and trends. These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner that we do. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP financial measures to the related GAAP financial measures is provided below:

(in millions except per share data) Three Months Ended 2/29/2024 2/28/2023 Operating income $ 233.5 $ 199.0 Impact of special charges 4.2 27.8 Adjusted operating income $ 237.7 $ 226.8 % increase versus year-ago period 4.8 % Operating income margin (1) 14.6% 12.7 % Impact of special charges (1) 0.2% 1.8 % Adjusted operating income margin (1) 14.8% 14.5 % Income tax expense $ 49.6 $ 34.4 Impact of special charges 1.1 6.5 Adjusted income tax expense $ 50.7 $ 40.9 Income tax rate (2) 25.5% 21.6 % Impact of special charges — % 0.2 % Adjusted income tax rate (2) 25.5% 21.8 % Net income $ 166.0 $ 139.1 Impact of special charges 3.1 21.3 Adjusted net income $ 169.1 $ 160.4 % increase versus year-ago period 5.4 % Earnings per share - diluted $ 0.62 $ 0.52 Impact of special charges 0.01 0.07 Adjusted earnings per share - diluted $ 0.63 $ 0.59 % increase versus year-ago period 6.8% (1) Operating income margin, impact of special charges, and adjusted operating income margin are calculated as operating income, impact of special charges, and adjusted operating income as a percentage of net sales for each period presented. (2) Income tax rate is calculated as income tax expense as a percentage of income from consolidated operations before income taxes. Adjusted income tax rate is calculated as adjusted income tax expense as a percentage of income from consolidated operations before income taxes excluding special charges of $198.5 million and $187.3 million for the three months ended February 29, 2024, and February 28, 2023, respectively. Because we are a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. Those changes have been volatile over the past several years. The exclusion of the effects of foreign currency exchange, or what we refer to as amounts expressed “on a constant currency basis”, is a non-GAAP measure. We believe that this non- GAAP measure provides additional information that enables enhanced comparison to prior periods excluding the translation effects of changes in rates of foreign currency exchange and provides additional insight into the underlying performance of our operations located outside of the U.S. It should be noted that our presentation herein of amounts and percentage changes on a constant currency basis does not exclude the impact of foreign currency transaction gains and losses (that is, the impact of transactions denominated in other than the local currency of any of our subsidiaries in their local currency reported results). Percentage changes in sales and adjusted operating income expressed on a constant currency basis are presented excluding the impact of foreign currency exchange. To present this information for historical periods, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the comparative year. Rates of constant currency growth (decline) follow: Three Months Ended February 29, 2024 Percentage Change as Reported Impact of Foreign Currency Exchange Percentage Change on Constant Currency Basis Net sales Consumer Segment Americas 0.1% —% 0.1% EMEA 13.3% 5.1% 8.2% APAC (7.4)% (2.0)% (5.4)% Total Consumer segment 1.3% 0.6% 0.7% Flavor Solutions Segment Americas 4.7% 1.3% 3.4% EMEA 1.8% 3.2% (1.4)% APAC 1.5% (3.0)% 4.5% Total Flavor Solutions segment 3.8% 1.3% 2.5% Total net sales 2.4% 0.9% 1.5% Adjusted operating income Consumer segment 1.7% 0.3% 1.4% Flavor Solutions segment 15.0% 1.3% 13.7% Total adjusted operating income 4.8% 0.5% 4.3% To present "constant currency" information for the fiscal year 2024 projection, projected sales and adjusted operating income for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the company's budgeted exchange rates for 2024 and are compared to the 2023 results, translated into U.S. dollars using the same 2024 budgeted exchange rates, rather than at the average actual exchange rates in effect during fiscal year 2023. To estimate the percentage change in adjusted earnings per share on a constant currency basis, a similar calculation is performed to arrive at adjusted net income divided by historical shares outstanding for fiscal year 2023 or projected shares outstanding for fiscal year 2024, as appropriate. Projections for the Year Ending November 30, 2024 Percentage change in net sales (2)% to 0% Impact of unfavorable foreign currency exchange 1 % Percentage change in net sales in constant currency (1)% to 1% Percentage change in adjusted operating income 3% to 5% Impact of unfavorable foreign currency exchange 1 % Percentage change in adjusted operating income in constant currency 4% to 6% Percentage change in adjusted earnings per share - diluted 4% to 6% Impact of unfavorable foreign currency exchange 1 % Percentage change in adjusted earnings per share - diluted in constant currency 5% to 7% The following provides a reconciliation of our estimated earnings per share to adjusted earnings per share for 2024 and actual results for 2023: Year Ended 2024 Projection 11/30/23 Earnings per share - diluted $2.76 to $2.81 $ 2.52 Impact of special charges 0.04 0.18 Adjusted earnings per share - diluted $2.80 to $2.85 $ 2.70 Live Webcast As previously announced, McCormick will hold a conference call with analysts today at 8:00 a.m. ET. The conference call will be webcast live via the McCormick website. Go to ir.mccormick.com and follow directions to listen to the call and access the accompanying presentation materials. At this same location, a replay of the call will be available following the live call. Past press releases and additional information can be found at this address. Forward-Looking Information Certain information contained in this release, including statements concerning expected performance such as those relating to net sales, gross margin, earnings, cost savings, special charges, acquisitions, brand marketing support, volume and product mix, income tax expense, and the impact of foreign currency rates are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan” and similar expressions. These statements may relate to: general economic and industry conditions, including consumer spending rates, interest rates, and availability of capital; expectations regarding sales growth potential in various geographies and markets, including the impact from brand marketing support, product innovation, and customer, channel, category, heat platform and e-commerce expansion; expected trends in net sales and earnings performance and other financial measures; the expected impact of pricing actions on the Company's results of operations and gross margins; the impact of price elasticity on our sales volume and mix; the expected impact of the inflationary cost environment on our business; the expected impact of factors affecting our supply chain, including the availability and prices of commodities and other supply chain resources including raw materials, packaging, labor, energy, and transportation; the expected impact of productivity improvements, and cost savings, including those associated with our CCI and GOE programs and Global Business Services operating model initiative; the ability to identify, attract, hire retain and develop qualified personnel and develop the next generation of leaders; the impact of the ongoing conflicts between Russia and Ukraine, Israel and Hamas, and in the Red Sea, including the potential for broader economic disruption; expected working capital improvements; the expected timing and costs of implementing our business transformation initiative, which includes the implementation of a global enterprise resource planning (ERP) system; the expected impact of accounting pronouncements; the expectations of pension and postretirement plan contributions and anticipated charges associated with those plans; the holding period and market risks associated with financial instruments; the impact of foreign exchange fluctuations; the adequacy of internally generated funds and existing sources of liquidity, such as the availability of bank financing; the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt, working capital needs, planned capital expenditures, quarterly dividends and our ability to obtain additional short- and long- term financing or issue additional debt securities; and expectations regarding purchasing shares of McCormick's common stock under the existing repurchase authorization. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: the company's ability to drive revenue growth; the company's ability to increase pricing to offset, or partially offset, inflationary pressures on the cost of our products; damage to the company's reputation or brand name; loss of brand relevance; increased private label use; the company's ability to drive productivity improvements, including those related to our CCI program and streamlining actions, including our GOE program; product quality, labeling, or safety concerns; negative publicity about our products; actions by, and the financial condition of, competitors and customers; the longevity of mutually beneficial relationships with our large customers; the ability to identify, interpret and react to changes in consumer preference and demand; business interruptions due to natural disasters, unexpected events or public health crises; issues affecting the company's supply chain and procurement of raw materials, including fluctuations in the cost and availability of raw and packaging materials; labor shortage, turnover and labor cost increases; the impact of the ongoing conflicts between Russia and Ukraine, Israel and Hamas, and in the Red Sea, including the potential for broader economic disruption; government regulation, and changes in legal and regulatory requirements and enforcement practices; the lack of successful acquisition and integration of new businesses; global economic and financial conditions generally, availability of financing, interest and inflation rates, and the imposition of tariffs, quotas, trade barriers and other similar restrictions; foreign currency fluctuations; the effects of our amount of outstanding indebtedness and related level of debt service as well as the effects that such debt service may have on the company's ability to borrow or the cost of any such additional borrowing, our credit rating, and our ability to react to certain economic and industry conditions; impairments of indefinite- lived intangible assets; assumptions we have made regarding the investment return on retirement plan assets, and the costs associated with pension obligations; the stability of credit and capital markets; risks associated with the company's information technology systems, including the threat of data breaches and cyber-attacks; the company's inability to successfully implement our business transformation initiative; fundamental changes in tax laws; including interpretations and assumptions we have made, and guidance that may be issued, and volatility in our effective tax rate; climate change; Environmental, Social and Governance (ESG) matters; infringement of intellectual property rights, and those of customers; litigation, legal and administrative proceedings; the company's inability to achieve expected and/or needed cost savings or margin improvements; negative employee relations; and other risks described in the company's filings with the Securities and Exchange Commission. Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. About McCormick McCormick & Company, Incorporated is a global leader in flavor. With over $6.5 billion in annual sales across 150 countries and territories, we manufacture, market and distribute spices, seasoning mixes, condiments and other flavorful products to the entire food industry including e-commerce channels, grocery, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French’s, Frank’s RedHot, Stubb’s, OLD BAY, Lawry’s, Zatarain’s, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane and Gourmet Garden. Every day, no matter where or what you eat or drink, you can enjoy food flavored by McCormick. Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is guided by our principles and committed to our Purpose – To Stand Together for the Future of Flavor. McCormick envisions A World United by Flavor where healthy, sustainable and delicious go hand in hand. To learn more, visit www.mccormickcorporation.com or follow McCormick & Company on Instagram and LinkedIn. # # # For information contact: Investor Relations: Faten Freiha - faten_freiha@mccormick.com Global Communications: Lori Robinson - lori_robinson@mccormick.com (Financial tables follow)

First Quarter Report McCormick & Company, Incorporated Consolidated Income Statement (Unaudited) (In millions except per-share data) Three months ended February 29, 2024 February 28, 2023 Net sales $ 1,602.7 $ 1,565.5 Cost of goods sold 1,003.4 1,002.6 Gross profit 599.3 562.9 Gross profit margin 37.4% 36.0 % Selling, general and administrative expense 361.6 336.1 Special charges 4.2 27.8 Operating income 233.5 199.0 Interest expense 50.3 50.6 Other income, net 11.1 11.1 Income from consolidated operations before income taxes 194.3 159.5 Income tax expense 49.6 34.4 Net income from consolidated operations 144.7 125.1 Income from unconsolidated operations 21.3 14.0 Net income $ 166.0 $ 139.1 Earnings per share - basic $ 0.62 $ 0.52 Earnings per share - diluted $ 0.62 $ 0.52 Average shares outstanding - basic 268.4 268.2 Average shares outstanding - diluted 269.6 269.8

First Quarter Report McCormick & Company, Incorporated Consolidated Balance Sheet (Unaudited) (In millions) February 29, 2024 November 30, 2023 Assets Cash and cash equivalents $ 178.0 $ 166.6 Trade accounts receivable, net 567.5 587.5 Inventories 1,129.6 1,126.5 Prepaid expenses and other current assets 145.1 121.0 Total current assets 2,020.2 2,001.6 Property, plant and equipment, net 1,354.5 1,324.7 Goodwill 5,253.6 5,260.1 Intangible assets, net 3,346.8 3,356.7 Other long-term assets 915.0 919.2 Total assets $ 12,890.1 $ 12,862.3 Liabilities Short-term borrowings and current portion of long-term debt $ 1,127.9 $ 1,071.5 Trade accounts payable 1,133.3 1,119.3 Other accrued liabilities 712.6 908.1 Total current liabilities 2,973.8 3,098.9 Long-term debt 3,329.1 3,339.9 Deferred taxes 858.3 861.2 Other long-term liabilities 471.5 478.8 Total liabilities 7,632.7 7,778.8 Shareholders’ equity Common stock 2,213.4 2,199.6 Retained earnings 3,412.8 3,249.7 Accumulated other comprehensive loss (393.7) (388.6) Total McCormick shareholders' equity 5,232.5 5,060.7 Non-controlling interests 24.9 22.8 Total shareholders’ equity 5,257.4 5,083.5 Total liabilities and shareholders’ equity $ 12,890.1 $ 12,862.3

First Quarter Report McCormick & Company, Incorporated Consolidated Cash Flow Statement (Unaudited) (In millions) Three Months Ended February 29, 2024 February 28, 2023 Operating activities Net income $ 166.0 $ 139.1 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 45.8 47.8 Stock-based compensation 11.7 11.8 Income from unconsolidated operations (21.3) (14.0) Changes in operating assets and liabilities Trade accounts receivable 16.5 9.7 Inventories (2.3) (0.2) Trade accounts payable 14.4 (54.8) Other assets and liabilities (118.8) (49.9) Dividends from unconsolidated affiliates 26.4 13.9 Net cash flow provided by operating activities 138.4 103.4 Investing activities Capital expenditures (including software) (62.0) (61.5) Other investing activities 0.2 — Net cash flow used in investing activities (61.8) (61.5) Financing activities Short-term borrowings, net 57.3 67.9 Long-term debt repayments (14.1) (3.6) Proceeds from exercised stock options 4.4 5.2 Taxes withheld and paid on employee stock awards (4.9) (6.1) Common stock acquired by purchase (0.3) (3.5) Dividends paid (112.7) (104.6) Other financing activities 2.6 — Net cash flow used in financing activities (67.7) (44.7) Effect of exchange rate changes on cash and cash equivalents 2.5 25.6 Increase in cash and cash equivalents 11.4 22.8 Cash and cash equivalents at beginning of period 166.6 334.0 Cash and cash equivalents at end of period $ 178.0 $ 356.8